                                                                  EXHIBIT 99.1


                         REGISTRATION RIGHTS AGREEMENT


                 THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of June 28, 1996, by and among Protection One, Inc., a Delaware corporation ("POI"), and the parties listed on the signature pages hereto under the caption "Shareholders" (collectively the "Shareholders"), with reference to the following facts:

                 A. Pursuant to that certain Agreement for Purchase and Sale of Stock dated May 23, 1996 (the "Stock Purchase Agreement"), POI (i) concurrently with the execution of this Agreement is issuing and selling to Shareholders an aggregate of 417,885 shares (the "Registered Shares") of the Common Stock, par value $.01 per share ("Common Stock"), of POI; and (ii) has filed with the Securities and Exchange Commission a registration statement on Form S-3 (Registration No. 333-5849) (as from time to time amended, the "Initial Registration Statement") registering the offer and sale by Shareholders from time to time of the Registered Shares.

                 B. The Stock Purchase Agreement contemplates that POI and Shareholders will enter into this agreement to further define their respective rights and responsibilities with respect to the Registered Shares.

                 NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained in this Agreement, the parties hereto agree as follows:

                 Article 1. Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

                 1.1 Additional Registration Statement: If the number of Registered Shares exceeds the number of shares of Common Stock registered pursuant to the Initial Registration Statement, such additional registration statement as shall be filed by POI to register the offer and sale by the Shareholders of such additional Registered Shares.

                 1.2 Business Day: any day that is not a Saturday, a Sunday or a bank holiday in California.

                 1.3 Commission: the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                 1.4 Common Stock: the meaning specified in Recital A; provided, however, that in the event there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation or recapitalization, the term "Common Stock" shall mean the Common Stock as so changed or the securities into which the Common Stock is so converted, as applicable, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                 1.5 Exchange Act: the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, as they each may from time to time be in effect. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                 1.6      Indemnified Party:  the meaning specified in Section
6.3.



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                 1.7      Indemnifying Party:  the meaning specified in Section
6.3.

                 1.8 Initial Registration Statement: the meaning specified in Recital A

                 1.9 Person: an individual, corporation, partnership, business or other trust, limited liability company or other form of legal entity.

                 1.10     Registered Shares:  the meaning specified in Recital
A.

                 1.11 Registration Statement: Each of (i) the Initial Registration Statement, and (ii) any Additional Registration Statement.

                 1.12 Securities Act: the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, as they each may from time to time be in effect. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of such similar Federal statute.

                 1.13 Shareholder: each of the Persons listed on the signature page hereto under the caption "Shareholders" and each Person to whom the registration rights granted hereunder are transferred pursuant to Article 7 hereof; provided, however, that a Shareholder shall cease to be a Shareholder at such time as such Person no longer owns of record any Registered Shares.

                 1.14 Stock Purchase Agreement: the meaning specified in Recital A.

                 Article 2.       Obligations of POI.  POI shall:

                          2.1 Effectiveness of Initial Registration Statement. Use its best efforts to cause the Initial Registration Statement to be declared effective as soon as possible.

                          2.2 Additional Registration Statement. In the event that the total number of Registered Shares exceeds the total number of shares of Common Stock registered in the Initial Registration Statement, prepare and file with the Commission a the Additional Registration Statement, and use its best efforts to cause the Additional Registration Statement to be declared effective as soon as possible.

                          2.3 Amendments and Supplements. Use its best reasonable efforts to prepare and file with the Commission all such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective, and to comply with the provisions of the Securities Act with respect to the disposition of Registered Shares covered by such Registration Statement, in each case for the period commencing on the effective date of such Registration Statement and continuing until the earliest to occur of the following dates or events: (i) as to the Initial Registration Statement, October 1, 1998; (iii) as to any Additional Registration Statement, the date that is two years after the effective date of that registration statement; (iii) such Registration Statement shall have become effective under the Securities Act and all of the Registered Shares covered thereby shall have been disposed of pursuant to such Registration Statement; (iv) all of the Registered Shares covered by such Registration Statement shall have been distributed or be eligible for distribution to the public pursuant to Rule 144 under the Securities Act; or (v) all of the Registered Shares covered by such Registration Statement shall have ceased to be outstanding; provided, however, that the dates described in clauses (i) and (ii) above shall be extended on a day-by-day basis for each day that Shareholders refrain from selling Registered





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
         Shares at the request of POI or of an underwriter of Common Stock (or other securities of POI) pursuant to the provisions hereof.

                          2.4 Copies of Registration Statement. Furnish to each Shareholder such numbers of copies of each Registration Statement and the prospectus contained therein (including each preliminary prospectus, any summary prospectus and the final prospectus) as such Shareholder may reasonably request in order to effect the sale of the Registered Shares owned by such Shareholder, but only while POI is required to cause such Registration Statement to remain effective and usable.

                          2.5 Blue Sky Laws. Use all reasonable efforts to register or qualify the offering of Registered Shares made pursuant to a Registration Statement under the securities or blue sky laws of such states as Shareholders shall reasonably request; provided, however, that POI shall not be required in connection with this Section 2.4 to qualify generally to do business as a foreign corporation under the laws of any state in which POI is not then so qualified, or to file any general consent to service of process or to take any other action that would subject POI to general service of process in any state in which POI is not then so subject.

                          2.6 Amendment of Prospectus. Notify each Shareholder at any time when a prospectus included in a Registration Statement is required under the Securities Act to be delivered of the happening of an event that requires the making of a change in such prospectus as then in effect, or such Registration Statement, in order that such document(s) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Shareholders thereupon shall immediately cease making offers and sales of Registered Shares pursuant to such Registration Statement or deliveries of the prospectus contained therein for any purpose, and if requested by POI, shall return to POI all copies of such prospectus not theretofore delivered by such Shareholders to third parties.
         After securing such approvals as may be necessary, POI shall promptly prepare, file with Commission and furnish to Shareholders revised prospectuses or such supplements to or amendments of the prospectus as POI may deem necessary, and following their receipt of the same, Shareholders shall be free to resume making offers of the Registered Shares.

                          2.7 Stop Orders. Notify each Shareholder of any stop order or any similar proceeding initiated by any Federal or state regulatory authority with respect to a Registration Statement.

                          2.8 Listing. Cause all Registered Shares to be listed on each securities exchange, if any, on which the Common Stock is then listed or with the National Association of Securities Dealers.

                          2.9 Rule 144. Use its best efforts to file with the Commission all such reports and take all such other actions, as are required to cause all of the conditions set forth in Rule 144(c) to be satisfied with respect to the Registered Shares, and upon request of any Shareholder, certify to such Shareholder in writing that such conditions have been satisfied.

                 Article 3. Conditions to Obligations of POI. The obligations of POI under Article 2 hereof are subject to the satisfaction of each of the following conditions:

                 3.1 Information. Each Shareholder shall furnish to POI such information regarding such Shareholder, its Registered Shares (and its other holdings of POI's securities, if any) and the





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
proposed methods of distribution of such Registered Shares, and shall execute and deliver to POI such documents, as POI may request in order to permit POI to comply with all applicable requirements of the Securities Act or any applicable state securities law or to obtain acceleration of the effective date of a Registration Statement. Without limiting the generality of the foregoing, each Shareholder hereby represents and warrants that all information set forth in the prospectus contained in the Initial Registration Statement as of the date hereof with respect to such Shareholder, such Shareholder's Registered Shares and other holdings of POI's securities (if any) and such Shareholder's proposed methods of distributing the Registered Shares is complete and accurate.

                 3.2 Compliance with Agreement. Each Shareholder shall have complied with all terms and conditions of this Agreement to be complied with by such Shareholder.

                 Article 4. Allocation of Expenses. All discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of Registered Shares, and all fees and expenses of separate counsel and accountants for Shareholders, if any, shall be borne by Shareholders pro rata with the number of Registered Shares owned by them. Except as otherwise required by any Federal or state regulatory authority, POI shall bear all other expenses incurred by POI in performing its obligations hereunder, including, without limitation, registration and filing fees, fees and expenses of complying with applicable state securities laws, fees and expenses incurred in connection with the listing of Registered Shares on any securities exchange or with the National Association of Securities Dealers, printing expenses, fees and disbursements of counsel for, and independent certified public accountants of, POI, and fees and expenses of any other party or parties retained by POI in connection with a Registration Statement.

                 Article 5. Hold-Back Agreement. In the event that at any time after February 1, 1997 POI elects to prepare and file with the Commission a registration statement for an underwritten public offering of Common Stock or securities convertible into or exercisable for Common Stock, any and all Registered Shares shall be withheld from the market by Shareholders and shall not be sold, offered for sale or otherwise transferred or disposed of by Shareholders (other than to donees who agree to be similarly bound) for such period beginning on the effective date of such registration statement as the Board of Directors of POI determines in its good faith judgment is necessary in order to successfully effect the public offering, as evidenced by a certificate signed by the President or other chief executive officer of POI and delivered to each Shareholder; provided, however, that such period shall in no event exceed 120 days or such shorter period as may be applicable to directors and officers of POI and that the Shareholders shall not be required to comply with this provision more than once in any 12-month period.

                 Article 6. Indemnification. In the event of any registration under the Securities Act of any Registered Shares pursuant to this
Agreement:

                 6.1 POI. POI hereby indemnifies and agrees to hold harmless each Shareholder, the officers, directors and partners of each Shareholder and each Person, if any, that controls (within the meaning of Section 15 of the Securities Act) such Shareholder, to the full extent lawful, from and against any and all claims, damages, losses, liabilities (joint or several) and expenses (including reasonable costs of investigation and legal fees and expenses) to which such Shareholder or other Person becomes subject, under the Securities Act or the Exchange Act or otherwise, insofar as such claims, damages, losses, liabilities (joint or several) and expenses arise out of or are based upon (i) any breach by POI of any representation, warranty or obligations of POI made or undertaken herein, (ii) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the preliminary or final prospectus included therein (including any amendment or supplement to such prospectus, but in each case only to the extent such prospectus is used within the period set forth in Section 2.2), or





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
(iii) any omission or alleged omission to state therein (in the case of the prospectus, in the light of the circumstances under which it was made) a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that POI shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or expense arises out of or is based upon:

                          6.1.1 Any such untrue statement or omission or alleged untrue statement or omission which statement or omission was made in reliance upon and in conformity with information furnished to POI in a writing duly executed by or on behalf of any Shareholder and stated to be specifically for use in connection with the preparation of a Registration Statement or prospectus;

                          6.1.2 An untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus (including any amendment or supplement thereto) if (i) such Shareholder failed to send or deliver a copy of the definitive prospectus (including any amendment(s) or supplement(s) thereto), concurrently with or prior to the delivery to the person who purchased from such Shareholder the Registered Shares that are the subject of such loss, claim, damage liability or expense of the written confirmation of such sale, and (ii) such definitive prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; or

                          6.1.3 An untrue statement or alleged untrue statement or omission or alleged omission made in the original definitive prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to such prospectus and if having previously been furnished by or on behalf of POI with copies of the definitive prospectus as so amended or supplemented, such Shareholder thereafter fails to deliver such definitive prospectus as so amended or supplemented to the Person who purchased from such Shareholder the Registered Shares that are the subject thereof such loss, claim, damage, liability or expense prior to or concurrently with such sale.

                 6.2 Shareholders. Shareholders, severally in proportion to the number of Registered Shares originally owned by them and included in a Registration Statement and not jointly, hereby indemnify and agree to hold harmless POI, each of its directors, each other Person who controls (within the meaning of Section 15 of the Securities Act) POI and each of POI's officers, to the full extent lawful, from and against any and all claims, damages, losses, liabilities (joint or several) and expenses (including reasonable costs of investigation and legal fees and expenses) to which POI or any such other Person becomes subject, under the Securities Act, the Exchange Act or otherwise, insofar as such claims, damages, losses, liabilities (joint or several) and expenses arise out of or are based upon (i) any breach by such Shareholder of any representation, warranty or obligation of such Shareholder made or undertaken herein, or (ii) any statement or alleged statement in or omission or alleged omission from such Registration Statement or any prospectus (preliminary or final) contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information relating to such Shareholder furnished to POI in a writing duly executed by or on behalf of such Shareholder specifically for use in connection with such registration.

                 6.3 Indemnification Procedures. Each party entitled to indemnification under this Article 6 (the "Indemnified Party") shall give notice to the party or parties required to provide such indemnification (the "Indemnifying Party") promptly after such Indemnified Party receives notice, or otherwise has knowledge of, the commencement of any action or proceeding involving a claim as to which indemnity may be sought hereunder; provided, however, that the failure of any Indemnified Party





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
to give notice as provided herein shall not relieve any Indemnifying Party of its obligations under this Article 6 except to the extent the failure to give notice adversely affects the ability of such Indemnifying Party to defend the referenced action or proceeding.

                 In case any action or proceeding shall be brought against any Indemnified Party, the Indemnifying Party or Parties shall be jointly entitled to assume the defense thereof with counsel approved by the Indemnified Party (whose approval shall not be unreasonably withheld). Except as hereinafter otherwise provided, after notice from the Indemnifying Party or Parties to such Indemnified Party of the election of the Indemnifying Party or Parties to assume the defense of such action or proceeding, the Indemnifying Party or Parties shall not be liable to such Indemnified Party hereunder for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation and of liaison with counsel so selected). The Indemnified Party may employ separate counsel in any such action or proceeding and through such counsel may participate in (but not control) the defense thereof, but the fees and expenses of such separate counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party or Parties shall have failed to assume the defense of such action or proceeding or have failed to employ counsel reasonably satisfactory to the Indemnified Party therein; or (ii) the named parties to such action or proceeding (including any impleaded parties) include both the Indemnified Party and any Indemnifying Party, and the Indemnified Party shall have been advised in writing by counsel that there may be one or more legal defenses available to such party that are different from or additional to those available to the Indemnifying Party or Parties named therein (in which case, if the Indemnified Party notifies the Indemnifying Party or Parties that the Indemnified Party elects to employ separate counsel at the expense of the Indemnifying Party or Parties, the Indemnifying Party or Parties shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party; provided, however, that the Indemnifying Party or Parties shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Party and any other Indemnified Parties, which firm shall be designated to the Indemnifying Party or Parties in writing by the Indemnified Party).

                 In the defense of any such claim, action or proceeding, no Indemnifying Party shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to the entry of any judgment or settle such claim or litigation without the prior consent of the Indemnifying Party or Parties; provided, however, that in each case such consent shall not be unreasonably withheld in light of all factors of importance to the party granting or withholding such consent.

                 6.4 Contribution. If the indemnification provided for in this Article 6 is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any loss, claim, damage, liability or expense referred to in Sections 6.1 or 6.2 hereof, then in lieu of indemnifying such Indemnified Party thereunder, each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of such loss, claim, damage, liability or expense, in such proportion as is appropriate to reflect the relative fault of POI, on the one hand, and Shareholders, on the other hand, in connection with the statement(s) and/or omission(s) that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of POI, on the one hand, and Shareholders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by POI or





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
by Shareholders, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue or misleading statement or omission.

                 The amount paid or payable to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6.4 shall be deemed to include any legal or other fees or expenses incurred by such Indemnified Party in connection with investigating or defending against any action or claim that is the subject of this Section 6.4.

                 Notwithstanding the foregoing provisions of this Section 6.4, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who is not guilty of such fraudulent misrepresentation.

                 POI and each of the other parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were to be determined by pro rata allocation (even if all sellers of Registered Shares were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 6.4.

                 Article 7.       Transfer of Rights.

                 7.1 Transfers. The rights granted to each Shareholder pursuant to this Agreement may be transferred by such Shareholder to another signatory to this Agreement or to any other Person acquiring Registered Shares then held of record by such transferor; provided, however, that the transferee shall give to POI at the time of such transfer a notice stating the name and address of the transferee and identifying the Registered Shares with respect to which such rights are being assigned.

                 7.2 Obligations of Transferee. Any transferee (other than an original signatory to this Agreement) to whom rights hereunder hereof are transferred pursuant to this Article 7 shall, as a condition to such transfer, deliver to POI a written instrument pursuant to which such transferee agrees to be bound by the obligations imposed upon such transferee's transferor hereunder to the same extent as if such transferee were an original signatory hereto.

                 Article 8. Nominees for Beneficial Owners. In the event that any Registered Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registered Shares for purposes of this Agreement. If the beneficial owner of any Registered Shares so elects, POI in turn may require assurances satisfactory to POI of such owner's beneficial ownership of such Registered Shares.

                 Article 9.       Restrictive Legends.  Until the earlier of
(i) such time as a Registration Statement covering any particular Registered Shares is declared effective or (ii) such Registered Shares are distributed to the public in accordance with the provisions of Rule 144, each certificate representing such Registered Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under such Act. The holder of this certificate is entitled to the benefits of a Registration Rights Agreement dated as of June 28, 1996, with the issuer."





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
Notwithstanding the foregoing provisions of this Article 9, upon the request of

                 (i) any holder of Registered Shares made as to the shares covered by such Registration Statement at or after such time as such Registration Statement is declared effective, or

                 (ii) a holder of Registered Shares which holder (a) is not an affiliate (as such term is defined in Rule 144 under the Securities
         Act) of POI, and (b) has not been an affiliate of POI during the three months preceding such request, and which request is made after a period of three years has elapsed since the later of the date such Registered Shares were acquired from POI or an affiliate of the issuer (computed in accordance with paragraph (d) of Rule 144),

POI shall issue and deliver to such holder, at no expense to such holder, a new certificate representing such Registered Shares of like tenor not bearing the first sentence of such legend.

                 Article 10.      Miscellaneous.

                 10.1 Notices. All notices, requests, consents, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been duly given or made (i) when delivered by hand or by a courier service, (ii) when sent by telecopier if sent on a Business Day or if so sent on a day that is not a Business Day, on the first Business Day thereafter, or (iii) three Business Days after being sent by registered or certified first-class mail, in each case addressed as follows:

                          10.1.1 If to a Shareholder, at such Shareholder's address as it shall then appear in the books and records of POI; and

                          10.1.2 If to POI, initially at the address set forth in the Stock Purchase Agreement, and thereafter at such other address notice of which is given in accordance with the provisions of this
         Section 10.1.

                 10.2 Entire Agreement. This Agreement embodies the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, negotiations, understandings and agreements relating to such subject matter hereof.

                 10.3 Third Party Beneficiaries. This Agreement is intended to, and shall, inure to the benefit only of the parties hereto and their respective successors and permitted assigns.

                 10.4 Assignment. Neither this Agreement nor the rights or obligations hereunder of any party hereto may be assigned, delegated or otherwise transferred by any such party except as provided in Article 7 or, in the case of POI, to any corporation or other Person into which POI merges or consolidates or that acquires all or substantially all of the assets of POI.

                 10.5 Amendments. This Agreement may be amended, supplemented or (except as hereinafter expressly provided to the contrary) terminated, and the time for the performance of any of the covenants to be performed by POI hereunder for the benefit of Shareholders may be extended, or such performance may be waived, only by a writing executed by POI and those Persons who at such time are the holders of a majority of the Registered Shares.

                 10.6 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 10.7 Headings. The headings of this Agreement have been added for convenience only and shall not be used in any way to construe or otherwise affect this Agreement.

                 10.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and wholly performed in such state.

                 10.9 Damages. POI recognizes and agrees that Shareholders will not have an adequate remedy if POI fails to comply with the provisions of this Agreement regarding POI's obligation to register the Parent's Shares and that damages will not be readily ascertainable, and POI expressly agrees that, in the event of such failure, POI shall not oppose an application by Shareholders requiring specific performance of any such provision or enjoining POI from continuing to commit any such breach of any such provision.





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
                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

POI:

PROTECTION ONE, INC.


By:    /s/ John E. Mack, III
   ------------------------------------------
       John E. Mack, III
       Vice President - Business Development

SHAREHOLDERS:

THE COLLINS FAMILY PARTNERSHIP


By:    /s/ David S. Collins
   ------------------------------------------
       David S. Collins, Trustee

GALBRI HOLDINGS, INC.


By:    /s/ Brian O. 'N Gallery
   ------------------------------------------
       Brian O. 'N Gallery, President


       /s/ Jack Kadis
- ---------------------------------------------
JACK KADIS


       /s/ Martin C. Madden
- ---------------------------------------------
MARTIN C. MADDEN


       /s/ Steven E. Wheeler
- ---------------------------------------------
STEVEN E. WHEELER


       /s/ Arnold Zousmer
- ---------------------------------------------
ARNOLD ZOUSMER

BHI ASSOCIATES IX, L.P.
   By: Bariston Communications, Inc.
        General Partner


       By:     /s/ John B. Frieling
           ----------------------------------------
               John B. Frieling, Vice President

THE BUCKEY FAMILY TRUST


By:    /s/ Mary Schick
   ------------------------------------------
       Mary Schick, Trustee

SANDLER MEZZANINE PARTNERS, L.P.
 By: Sandler Mezzanine General Partnership, General Partner
     By:  MJM Media Corp., General Partner


       By:     /s/ Michael J. Marocco
          -----------------------------------
               Michael J. Marocco, President

SANDLER MEZZANINE FOREIGN PARTNERS
 By: Sandler Mezzanine General Partnership, General Partner
     By:  MJM Media Corp., General Partner


       By:     /s/ Michael J. Marocco
          -----------------------------------
               Michael J. Marocco, President

SANDLER MEZZANINE T-E PARTNERS, L.P.
 By: Sandler Mezzanine General Partnership, General Partner
     By:  MJM Media Corp., General Partner


       By:     /s/ Michael J. Marocco
          -----------------------------------
               Michael J. Marocco, President





                                       11